Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020
Shares				Value
	COMMON STOCK - 115.0%
	COMMERCIAL SERVICES - 5.7%
20,000	CoStar Group, Inc. *+			$ 11,744,200
215,000	Service Corp. International			8,408,650
				20,152,850
	ELECTRIC - 7.4%
295,210	Brookfield Infrastructure Partners LP			10,618,704
362,273	Brookfield Renewable Partners LP			15,392,980
				26,011,684
	LEISURE TIME - 1.4%
3,344,000	Drive Shack, Inc. *			5,082,880

	REITS-APARTMENTS - 2.3%
372,964	Invitation Homes, Inc.			7,970,241

	REITS-DIVERSIFIED - 31.7%
136,700	American Tower Corp. +			29,766,425
766,667	Creative Science Properties, Inc. *#(a)			12,873,259
194,000	Crown Castle International Corp. +			28,013,600
28,345	Equinix, Inc.			17,703,437
874,306	New Residential Investment Corp.			4,380,273
70,500	SBA Communications Corp. - Class A +			19,032,885
				111,769,879
	REITS-HEALTH CARE - 4.4%
283,690	Healthcare Realty Trust, Inc.			7,923,462
316,181	Healthcare Trust of America, Inc.			7,676,875
				15,600,337
	REITS-MANUFACTURED HOMES - 7.7%
237,600	Equity Lifestyle Properties, Inc.			13,657,248
107,100	Sun Communities, Inc.			13,371,435
				27,028,683
	REITS-OFFICE PROPERTY - 6.2%
160,000	Alexandria Real Estate Equities, Inc. +			21,929,600

	REITS-STORAGE - 2.9%
346,086	National Storage Affiliates Trust			10,244,145

	REITS-WAREHOUSE/INDUSTRIAL - 22.3%
467,196	Americold Realty Trust			15,903,352
290,090	CyrusOne, Inc.			17,913,057
222,525	Innovative Industrial Properties, Inc.			16,896,323
97,230	Prologis, Inc.			7,814,375
310,569	Rexford Industrial Realty, Inc.			12,736,435
141,000	Terreno Realty Corp.			7,296,750
				78,560,292
	TELECOMMUNICATIONS - 16.8%
491,621	GDS Holdings Ltd. - ADR *+			28,499,269
2,113,934	Switch, Inc.			30,504,068
				59,003,337
	TRANSPORTATION - 0.3%
32,801	Brookfield Infrastructure Corp. *			1,067,348

	TRUCKING & LEASING - 5.9%
2,545,092	Fortress Transportation & Infrastructure Investors LLC			20,869,754

	TOTAL COMMON STOCK (Cost - $375,462,621)			405,291,030
		Coupon Rate	Maturity
	PREFERRED STOCK - 0.1%
	LEISURE TIME - 0.1%
40,178	Drive Shack, Inc. (Cost - $992,555)	8.375	Perpetual	269,192

	TOTAL INVESTMENTS - 115.1% (Cost - $376,455,176)			$ 405,560,222
	OTHER ASSETS LESS LIABILITIES - NET - (15.1)%			(53,334,254)
	NET ASSETS - 100.0%			$ 352,225,968

	SECURITIES SOLD SHORT - (10.5)%
	COMMON STOCK - (10.5)%
	LODGING - (1.4)%
(50,200)	Hilton Worldwide Holdings, Inc.			$ (3,425,648)
(20,000)	Marriott International, Inc.			(1,496,200)
				(4,921,848)
	REITS-APARTMENTS - (0.6)%
(36,241)	Investors Real Estate Trust			(1,993,272)

	REITS-HOTELS - (4.0) %
(862,134)	Park Hotels & Resorts, Inc.			(6,819,480)
(661,000)	Pebblebrook Hotel Trust			(7,198,290)
				(14,017,770)
	REITS-SHOPPING CENTERS - (4.5) %
(683,000)	Brixmor Property Group, Inc.			(6,488,500)
(692,000)	Kimco Realty Corp.			(6,691,640)
(333,412)	Retail Opportunity Investments Corp.			(2,763,985)
				(15,944,125)

	TOTAL COMMON STOCK (Proceeds - $36,775,642)			(36,877,015)

	TOTAL SECURITIES SOLD SHORT (Proceeds - $36,775,642)			$ (36,877,015)

ADR	American Depository Receipt
LP	Limited Partnership
LLC	Limited Liability Company
REIT	Real Estate Investment Trust
Perpetual	Perpetual bonds are fixed income instruments without defined maturity dates.
*	Non-income producing security.
+	All or part of the security was held as collateral for securities sold short as of March 31, 2020. These securities amounted to $113,380,851.

#	Fair value was determined using significant unobservable inputs.
(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of March 31, 2020, this security amounted to $12,873,259 or 3.7% of net assets.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments*
Common Stock	$ 392,417,771	$ -	$ 12,873,259	$ 405,291,030
Preferred Stock	269,192	-	-	269,192
Total Assets	$ 392,686,963	$ -	$ 12,873,259	$ 405,560,222
Liabilities
Securities Sold Short*
Common Stock	$ 36,877,015	$ -	$ -	$ 36,877,015
Total Liabilities	$ 36,877,015	$ -	$ -	$ 36,877,015

* See the Fund's Schedule of Investments for a breakdown by industry.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investment that is categorized within Level 3 of the fair value hierarchy as of March 31, 2020:

Creative Science Properties
Beginning Balance	$ 12,047,559
Total realized gain/(loss)	-
Unrealized Appreciation/(Depreciation)	825,700
Cost of Purchases	-
Proceeds from Sales	-
Proceeds from Principal	-
Accrued Interest	-
Net transfers in/out of level 3	-
Ending Balance	$ 12,873,259

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2020 are as follows:

Assets (at fair value)	Fair Value at March 31, 2020	Valuation Technique	Unobservable Inputs	Unobservable Input Value	Impact to valuation from an increase in input*

Creative Science Properties	$ 12,873,259	Accretion Model	Anticipated IPO Price	$35	Increase
			Exit Cap Rate	5%	Decrease

*This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its gross unrealized appreciation/(depreciation) at March 31, 2020, were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 337,572,179	$ 67,552,314	$ (36,441,286)	$ 31,111,028